CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I,  Joanne   Pietrini-Smith,   President,   Chief  Executive   Officer  &  Chief
Administrative Officer of Trainer Wortham Funds (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    9/4/2003         /s/ Joanne Pietrini-Smith
     --------------       --------------------------------------------------
                          Joanne Pietrini-Smith, President, Chief Executive
                          Officer & Chief Administrative Officer



I, Ann Houlihan, Treasurer & Chief Financial Officer of Trainer Wortham Funds (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    9/4/2003        /s/ Ann Houlihan
     --------------     --------------------------------------------------
                         Ann Houlihan, Treasurer & Chief Financial Officer